UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 25, 2019

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization: Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
On January 25, 2019, Armando Pimentel, Jr., President and Chief Executive Officer of NextEra Energy Resources, LLC (NEER), a wholly owned subsidiary of NextEra Energy, Inc. (NEE), advised NEE that he will retire on March 1, 2019 as part of a planned leadership succession process.

On January 25, 2019, John W. Ketchum was appointed President and Chief Executive Officer of NEER effective March 1, 2019. In connection with this appointment and effective the same date, Mr. Ketchum will cease to serve as Executive Vice President, Finance and Chief Financial Officer of NEE and Florida Power & Light Company (FPL), NEE’s wholly owned subsidiary. In those positions, Mr. Ketchum served as the principal financial officer of NEE and FPL since March 2016.

Also on January 25, 2019, Terrell Kirk Crews, II was appointed Vice President, Business Management of NEER effective March 1, 2019. In connection with this appointment and effective the same date, Mr. Crews will cease to serve as Vice President, Controller and Chief Accounting Officer of NEE. In those positions, Mr. Crews served as the principal accounting officer of NEE since September 2016.

As reported in more detail in paragraph (c) of this Item 5.02, effective March 1, 2019, Rebecca Kujawa was appointed to succeed Mr. Ketchum as Executive Vice President, Finance and Chief Financial Officer of NEE and FPL and James May was appointed to succeed Mr. Crews as Vice President, Controller and Chief Accounting Officer of NEE.

(c)
On January 25, 2019, Rebecca Kujawa was appointed Executive Vice President, Finance and Chief Financial Officer of NEE and FPL effective March 1, 2019. In such capacities, Ms. Kujawa will serve as NEE’s and FPL's principal financial officer. Ms. Kujawa, age 43, has served as Vice President, Business Management of NEER since March 2012.

Also on January 25, 2019, James May was appointed Vice President, Controller and Chief Accounting Officer of NEE effective March 1, 2019. Mr. May, age 42, will serve as NEE's principal accounting officer. Mr. May has served as Controller of NEER since April 2015 and was Director of Accounting of NEER from July 2013 to April 2015.

As of the date of this report, no information has been determined with respect to any material plan, contract or arrangement, or any material amendment thereto, or any grant or award thereunder to which Mr. May or Ms. Kujawa may become a party, in which they may participate, or which they may receive in connection with their appointments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 28, 2019

NEXTERA ENERGY, INC. (Registrant)

TERRELL KIRK CREWS, II
Terrell Kirk Crews, II Vice President, Controller and Chief Accounting Officer

3